Rule 482 ad
                                                                    Rule 497(e)
                                                   File Nos. 2-10653 and 811-82


[Television commercial. In black and white, stills of fencers super and dissolve while voice reads:] The CGM Realty Fund opportunity.
[Title slide reading:] CGM REALTY FUND [Supers and dissolves.]
[Title slide reading:] NOW MAY BE THE TIME TO STRIKE. [Voice reads:]
Now may be  the time to strike.
[Title slide reading:] MANAGED BY KEN HEEBNER [Voice reads:] Managed by Ken Heebner, CGM Realty Fund offers the potential for high current income and long-term appreciation.
[Supers and dissolves while voice reads:]
Although the Fund was down last year, CGM Realty Fund has returned more than 61% over the past four years.
[A bar chart (in color) comes up on the screen showing the headline:] FOUR-YEAR TOTAL RETURN
[The bars with identifying type are from left to right as follows:]
49.2% Lipper Real Estate Fund Average
61.7% CGM Realty Fund
[In smaller type below (with larger numbers):] -24.1%, 12.8% and 10.6% are the average annual total returns for CGM Realty Fund for the one- and four- year periods ended 3/31/99 and from inception on 5/13/94 through 3/31/99, respectively.
[Voiceover continues:] CGM Realty Fund has outperformed the Lipper Real Estate Fund Average for four year performance.
[Title slide dissolves and new title slide supers and is held that reads:] 1-800-CGM-INFO [in large type and the following disclosure in smaller type:] Lipper Analytical Services, Inc., an independent mutual fund ranking agency, ranks CGM Realty Fund #7 of 32 real estate funds for four-year performance and #83 of 107 real estate funds for one-year performance for the periods ended 3/31/99. The Fund's advisor absorbed a portion of management fees and expenses through 12/31/97. Otherwise the total return would be lower.
[Voice reads:]
For a prospectus, call toll-free 1-800-CGM-INFO
[The previous slide dissolves and the final slide super reading:]
CGM REALTY FUND
NOW MAY BE THE TIME TO STRIKE. [in large type and the following disclosure in smaller type:]

This information represents past performance which is no guarantee of future results. The investment return and principal value of shares will fluctuate and you may have a gain or loss when you sell shares. For a prospectus containing more complete information, including management fees and expenses, call toll-free. Read it carefully before you invest.
[Voice reads:] CGM Realty Fund. Now may be the time to strike.
[Commercial ends.]